                                                                     EXHIBIT 4.2


          THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A PERSON WHOM THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT ACQUIRING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) TO AN INSTITUTIONAL ACCREDITED INVESTOR (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS.

          THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

          UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          THE SECURITIES EVIDENCED HEREBY WERE ISSUED WITH ORIGINAL ISSUE DISCOUNT. FOR PURPOSES OF SECTIONS 1272, 1273 AND 1275 OF THE UNITED STATES INTERNAL REVENUE CODE OF 1986, AS AMENDED, THE ISSUE PRICE OF THIS SECURITY IS 61.474% OF ITS

PRINCIPAL AMOUNT, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT IS $385.26 PER $1,000 OF STATED FACE AMOUNT, THE ISSUE DATE IS MARCH 17, 1998 AND THE YIELD TO MATURITY IS 10% PER ANNUM.



                            PINNACLE HOLDINGS INC.


                      10% Senior Discount Notes due 2008

CUSIP No. 72346N AA 9

No. G-2                                                            $125,000,000

          PINNACLE HOLDINGS INC., a corporation duly organized and existing under the laws of Delaware (herein called the "Issuer", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promise to pay to CEDE & Co., or registered assigns, the principal sum of One Hundred Twenty-Five Million Dollars ($125,000,000) (such amount the "principal amount" of this Security), or such other principal amount (which, when taken together with the principal amounts of all other Outstanding Securities, shall not exceed $325,000,000 in the aggregate at any time) as may be set forth in the records of the Trustee as referred to in accordance with the Indenture, on March 15, 2008 and to pay interest thereon from March 15, 2003 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, payable in arrears semi-annually on March 15 and September 15 in each year, commencing September 15, 2003 at the rate of 10% per annum, until the principal hereof is paid or made available for payment, provided that any amount of principal of (and premium, if any) and interest on this Security which is overdue shall bear interest (to the extent that payment thereof shall be legally enforceable) at the rate of 11.5 per annum, from the date such amount is due to the day it is paid or made available for payment, and such overdue interest shall be payable on demand. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the March 1 or September 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on the relevant Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee in accordance with Section 308 of the Indenture, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Interest on this Security shall be computed on the basis set forth in the Indenture.

          The principal of this Security shall not accrue interest until March 15, 2003, except as otherwise provided herein or in the case of a default in payment of principal and premium, if any, upon acceleration or redemption, in which case interest shall be payable pursuant to the preceding paragraph on such overdue principal (and premium, if any), such interest shall be payable on demand and, if not so paid on demand, such interest shall itself bear interest at the rate of 11.5% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest on unpaid interest shall also be payable on demand.

     Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Issuer in the Borough of Manhattan, The City of New York, New York, maintained for such purpose and at any other office or agency maintained by the Issuer for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Issuer payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; provided further that all payments of the principal (and premium, if any) and interest on Securities, the Holders of which have given wire transfer instructions to the Issuer or its agent at least 10 Business Days prior to the applicable payment date, will be required to be made by wire transfer of immediately available funds to the accounts specified by such Holders in such instructions.

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.


                                        PINNACLE HOLDINGS INC.


                                        By:__________________________


                                        By:__________________________



                    Trustee's Certificate of Authentication


          This is one of the Securities referred to in the within-mentioned Indenture.

Dated:

                                             THE BANK OF NEW YORK,
                                              as Trustee


                                             By:_____________________
                                                Authorized Signatory

                             [Reverse of Security]

          This Security is one of a duly authorized issue of Securities of the Issuer designated as its 10% Senior Notes due 2008 (herein called the "Securities"), unlimited in aggregate principal amount, issued and to be issued under an Indenture, dated as of March 20, 1998 (herein called the "Indenture", which term shall have the meaning assigned to it in such instrument), among the Issuer and The Bank of New York, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

          The Securities are subject to redemption in the event that on or before March 15, 2001 the Issuer receives net proceeds from the sale of its Common Stock in one or more Public Equity Offerings, in which case the Issuer may, at its option, use all or a portion of any such net proceeds to redeem Securities in a principal amount of at least $5 million and up to an aggregate of 35% of the outstanding Securities, provided, however, that at least $211,250,000 in an aggregate principal amount of the Securities remain outstanding after each such redemption. Any such redemption must occur on a Redemption Date within 60 days of any such sale at a redemption price of 110% of the Accreted Value of the Securities to but excluding the Redemption Date plus accrued and unpaid Special Interest, if any, thereon to but excluding the Redemption Date.

          The Securities are further subject to redemption upon not less than 30 nor more than 60 days' notice by mail appearing, at any time on or after March 15, 2003, as a whole or in part, at the election of the Issuer, at the following Redemption Prices (expressed as percentages of the principal amount). If redeemed during the 12-month period beginning March 15 of the year indicated:


     YEAR                            REDEMPTION PRICE
     ----                            ----------------
     2003.........................       105.000%

     2004.........................       103.333%

     2005.........................       101.667%

     2006 and thereafter..........       100.000%

together, in the case of any such redemption with accrued interest to but excluding the Redemption Date, provided that interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Regular Record Dates referred to on the face hereof, all as provided in the Indenture.

          The Securities do not have the benefit of any sinking fund obligations.

          In the event of redemption or purchase pursuant to an Offer to Purchase of this Security in part only, a new Security or Securities for the unredeemed or unpurchased portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

          If an Event of Default shall occur and be continuing, there may be declared due and payable the Default Amount of the Securities, in the manner and with the effect provided in the Indenture. Until and including March 15, 2003, the Default Amount in respect of this Security as of any particular date of acceleration shall equal the Accreted Value of this Security. On and after March 15, 2003, the Default Amount in respect of this Security shall equal 100% of the principal amount of this Security.

          The Holder of this Security (and any Person that has a beneficial interest in this Security) is entitled to the benefits of an Exchange and Registration Rights Agreement, dated as of March 20, 1998, and as the same may be amended from time to time (the "Exchange and Registration Rights Agreement"), executed by the Company. The Exchange and Registration Rights Agreement provides that Special Interest will be payable by the Company on the Securities for specified periods if the Company does not comply with certain of its obligations thereunder. Such provisions of the Exchange and Registration Rights Agreement are hereby incorporated by reference and made a part hereof.

          The Indenture provides that, subject to certain conditions, if (i) certain Net Available Proceeds are available to the Issuer a result of Asset Dispositions or (ii) a Change of Control occurs, the Issuer shall be required to make an Offer to Purchase for all or a specified portion of the Securities.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Securities under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and its consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

          As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities, the Holders of not less than 25% in principal amount of the Securities at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of Securities at the time Outstanding a direction inconsistent with such request and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to certain suits described in the Indenture, including any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein (or, in the case of redemption, on or after the Redemption Date or, in the case of any purchase of this Security required to be made pursuant to an Offer to Purchase, on the Purchase Date).

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Issuer in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

          No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

          Interest on this Security shall be computed on the basis of a 360-day year of twelve 30-day months.

          All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

          THE INDENTURE AND THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                      OPTION OF HOLDER TO ELECT PURCHASE

          If you want to elect to have this Security purchased in its entirety by the Issuer pursuant to Section 1015 or 1016 of the Indenture, check the box:

          [_]

          If you want to elect to have only a part of this Security purchased by the Issuer pursuant to Section 1015 or 1016 of the Indenture, state the amount:

          $

Dated:                       Your Signature:__________________________________
                                             (Sign exactly as name appears
                                             on the other side of this Security)



Signature Guarantee:________________________________________
                    (Signature must be guaranteed by
                     a member firm of the New York Stock
                     Exchange or a commercial bank or
                     trust company)

          THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A PERSON WHOM THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT ACQUIRING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) TO AN INSTITUTIONAL ACCREDITED INVESTOR (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS.

          THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

          UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          THE SECURITIES EVIDENCED HEREBY WERE ISSUED WITH ORIGINAL ISSUE DISCOUNT. FOR PURPOSES OF SECTIONS 1272, 1273 AND 1275 OF THE UNITED STATES INTERNAL REVENUE CODE OF 1986, AS AMENDED, THE ISSUE PRICE OF THIS SECURITY IS 61.474% OF ITS

PRINCIPAL AMOUNT, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT IS $385.26 PER $1,000 OF STATED FACE AMOUNT, THE ISSUE DATE IS MARCH 17, 1998 AND THE YIELD TO MATURITY IS 10% PER ANNUM.



                            PINNACLE HOLDINGS INC.


                      10% Senior Discount Notes due 2008

CUSIP No. 72346N AA 9

No. G-2                                                             $200,000,000

          PINNACLE HOLDINGS INC., a corporation duly organized and existing under the laws of Delaware (herein called the "Issuer", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promise to pay to CEDE & Co., or registered assigns, the principal sum of Two Hundred Million Dollars ($200,000,000) (such amount the "principal amount" of this Security), or such other principal amount (which, when taken together with the principal amounts of all other Outstanding Securities, shall not exceed $325,000,000 in the aggregate at any time) as may be set forth in the records of the Trustee as referred to in accordance with the Indenture, on March 15, 2008 and to pay interest thereon from March 15, 2003 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, payable in arrears semi-annually on March 15 and September 15 in each year, commencing September 15, 2003 at the rate of 10% per annum, until the principal hereof is paid or made available for payment, provided that any amount of principal of (and premium, if any) and interest on this Security which is overdue shall bear interest (to the extent that payment thereof shall be legally enforceable) at the rate of 11.5 per annum, from the date such amount is due to the day it is paid or made available for payment, and such overdue interest shall be payable on demand. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the March 1 or September 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on the relevant Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee in accordance with Section 308 of the Indenture, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Interest on this Security shall be computed on the basis set forth in the Indenture.

          The principal of this Security shall not accrue interest until March 15, 2003, except as otherwise provided herein or in the case of a default in payment of principal and premium, if any, upon acceleration or redemption, in which case interest shall be payable pursuant to the preceding paragraph on such overdue principal (and premium, if any), such interest shall be payable on demand and, if not so paid on demand, such interest shall itself bear interest at the rate of 11.5% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest on unpaid interest shall also be payable on demand.

          Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Issuer in the Borough of Manhattan, The City of New York, New York, maintained for such purpose and at any other office or agency maintained by the Issuer for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Issuer payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; provided further that all payments of the principal (and premium, if any) and interest on Securities, the Holders of which have given wire transfer instructions to the Issuer or its agent at least 10 Business Days prior to the applicable payment date, will be required to be made by wire transfer of immediately available funds to the accounts specified by such Holders in such instructions.

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.


                                        PINNACLE HOLDINGS INC.



                                        By:__________________________


                                        By:__________________________



                    Trustee's Certificate of Authentication


          This is one of the Securities referred to in the within-mentioned Indenture.


Dated:
                                             THE BANK OF NEW YORK,
                                              as Trustee


                                             By:_____________________
                                                Authorized Signatory

                             [Reverse of Security]

          This Security is one of a duly authorized issue of Securities of the Issuer designated as its 10% Senior Notes due 2008 (herein called the "Securities"), unlimited in aggregate principal amount, issued and to be issued under an Indenture, dated as of March 20, 1998 (herein called the "Indenture", which term shall have the meaning assigned to it in such instrument), among the Issuer and The Bank of New York, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

          The Securities are subject to redemption in the event that on or before March 15, 2001 the Issuer receives net proceeds from the sale of its Common Stock in one or more Public Equity Offerings, in which case the Issuer may, at its option, use all or a portion of any such net proceeds to redeem Securities in a principal amount of at least $5 million and up to an aggregate of 35% of the outstanding Securities, provided, however, that at least $211,250,000 in an aggregate principal amount of the Securities remain outstanding after each such redemption. Any such redemption must occur on a Redemption Date within 60 days of any such sale at a redemption price of 110% of the Accreted Value of the Securities to but excluding the Redemption Date plus accrued and unpaid Special Interest, if any, thereon to but excluding the Redemption Date.

          The Securities are further subject to redemption upon not less than 30 nor more than 60 days' notice by mail appearing, at any time on or after March 15, 2003, as a whole or in part, at the election of the Issuer, at the following Redemption Prices (expressed as percentages of the principal amount). If redeemed during the 12-month period beginning March 15 of the year indicated:


     YEAR                            REDEMPTION PRICE
     ----                            ----------------
     2003.........................       105.000%

     2004.........................       103.333%

     2005.........................       101.667%

     2006 and thereafter..........       100.000%

together, in the case of any such redemption with accrued interest to but excluding the Redemption Date, provided that interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Regular Record Dates referred to on the face hereof, all as provided in the Indenture.

          The Securities do not have the benefit of any sinking fund obligations.

          In the event of redemption or purchase pursuant to an Offer to Purchase of this Security in part only, a new Security or Securities for the unredeemed or unpurchased portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

          If an Event of Default shall occur and be continuing, there may be declared due and payable the Default Amount of the Securities, in the manner and with the effect provided in the Indenture. Until and including March 15, 2003, the Default Amount in respect of this Security as of any particular date of acceleration shall equal the Accreted Value of this Security. On and after March 15, 2003, the Default Amount in respect of this Security shall equal 100% of the principal amount of this Security.

          The Holder of this Security (and any Person that has a beneficial interest in this Security) is entitled to the benefits of an Exchange and Registration Rights Agreement, dated as of March 20, 1998, and as the same may be amended from time to time (the "Exchange and Registration Rights Agreement"), executed by the Company. The Exchange and Registration Rights Agreement provides that Special Interest will be payable by the Company on the Securities for specified periods if the Company does not comply with certain of its obligations thereunder. Such provisions of the Exchange and Registration Rights Agreement are hereby incorporated by reference and made a part hereof.

          The Indenture provides that, subject to certain conditions, if (i) certain Net Available Proceeds are available to the Issuer a result of Asset Dispositions or (ii) a Change of Control occurs, the Issuer shall be required to make an Offer to Purchase for all or a specified portion of the Securities.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Securities under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and its consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

          As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities, the Holders of not less than 25% in principal amount of the Securities at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of Securities at the time Outstanding a direction inconsistent with such request and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to certain suits described in the Indenture, including any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein (or, in the case of redemption, on or after the Redemption Date or, in the case of any purchase of this Security required to be made pursuant to an Offer to Purchase, on the Purchase Date).

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Issuer in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

          No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

          Interest on this Security shall be computed on the basis of a 360-day year of twelve 30-day months.

          All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

          THE INDENTURE AND THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                      OPTION OF HOLDER TO ELECT PURCHASE

          If you want to elect to have this Security purchased in its entirety by the Issuer pursuant to Section 1015 or 1016 of the Indenture, check the box:

          [_]

          If you want to elect to have only a part of this Security purchased by the Issuer pursuant to Section 1015 or 1016 of the Indenture, state the amount:

          $

Dated:                   Your Signature:_____________________________________
                                         (Sign exactly as name appears
                                         on the other side of this Security)



Signature Guarantee:______________________________________
                     (Signature must be guaranteed by
                     a member firm of the New York Stock
                     Exchange or a commercial bank or
                     trust company)